Exhibit 99.1


         CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND FINANCIAL
                   OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report of Adirondack Pure Springs Mountain Water Co., Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Sackler, President of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ DAVID SACKLER
----------------------
David Sackler
President
November 1, 2002